UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2017

Riot Blockchain, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

202 6th Street, Suite 401
Castle Rock, CO 80104
 (Address of principal executive offices) (zip code)

(303) 794-2000
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Copies to:
Harvey Kesner, Esq.
Sichenzia Ross Ference Kesner LLP
1185 Avenue of the Americas, 37th Floor
New York, New York 10036
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Unit Private Placement Registration Rights Agreement Amendment

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on March 16, 2017, on March 10, 2017, Riot Blockchain, Inc. (the "Company") entered into separate registration rights agreements (the "Unit Registration Rights Agreements") with each of the investors in the Company's private placement of units, consisting of one share of the Company's common stock, no par value per share (the "Common Stock") and warrants to purchase shares of Common Stock pursuant to which the Company agreed to file a registration statement to register the Common Stock issued and the Common Stock issuable upon exercise of the warrants, within forty-five days following the closing, to cause such registration statement to be declared effective by the Commission within one hundred and twenty days of the filing date and to maintain the effectiveness of the registration statement until all of such shares of Common Stock registered have been sold or are otherwise able to be sold pursuant to Rule 144.

On December 21, 2017, the Company entered into an amendment to the Unit Registration Rights Agreements (the "Unit RRA Amendment") with investors holding a majority of the outstanding securities registrable pursuant to the Unit Registration Rights Agreement, pursuant to which the parties agreed to waive the requirement for the filing of a registration statement and terminate the Unit Registration Rights Agreements. The investors further waived any and all damages, penalties and defaults related to the Company's not filing the registration statement by the Filing Date and any damages, penalties and defaults related to the Company not having a registration statement be declared effective by the Commission by the Effectiveness Date (as such terms are originally defined in the Unit Registration Rights Agreement).

Note Private Placement Registration Rights Agreement Amendment

As previously reported on a Current Report on Form 8-K filed with the Commission on March 17, 2017, on March 15, 2017, the Company entered into separate registration rights agreements (the "Note Registration Rights Agreements") with each of the investors in the Company's private placement of convertible promissory notes and warrants to purchase shares of Common Stock. Pursuant to the Note Registration Rights Agreements, the Company undertook to file a registration statement to register the Common Stock issuable upon (i) conversion of the notes; (ii) exercise of the warrants and (iii) conversion of the Company's Series A Preferred Stock issued or issuable in exchange for the notes pursuant to the governing purchase agreement within forty-five days following the closing, to cause such registration statement to be declared effective by the Commission within one hundred and twenty days of the filing date and to maintain the effectiveness of the registration statement until all of such shares of Common Stock registered have been sold or are otherwise able to be sold pursuant to Rule 144.

On December 21, 2017, the Company entered into an amendment to the Note Registration Rights Agreements (the "Note RRA Amendment") with investors holding a majority of the outstanding securities registrable pursuant to the Note Registration Rights Agreement, pursuant to which the parties agreed to waive the requirement for the filing of a registration statement and terminate the Note Registration Rights Agreements. The investors further waived any and all damages, penalties and defaults related to the Company's not filing the registration statement by the Filing Date and any damages, penalties and defaults related to the Company not having a registration statement be declared effective by the Commission by the Effectiveness Date (as such terms are originally defined in the Note Registration Rights Agreement).

The foregoing description of the Unit RRA Amendment and the Note RRA Amendment is not complete and is qualified in its entirety by reference to the full text of the Form of Unit RRA Amendment and the Form of Note RRA Amendment, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Report and are incorporated by reference herein.
Item 3.02. Unregistered Sales of Equity Securities.

As previously reported in the Company's Current Report on a Form 8-K, filed with the Commission on December 19, 2017, the Company accepted subscriptions for the sale of $37,000,000 of units of its securities, with each unit consisting of one share of Common Stock and one warrant to purchase one share of Common Stock, at a per unit price of $22.50.  On December 21, 2017, the Company accepted subscriptions for an additional $37,528 of units.  On December 21, 2017, the Company closed on the sale of $37,037,528 of units of its securities and issued 1,646,113 shares of Common Stock and warrants to purchase up to 1,646,113 shares of Common Stock.

The shares of Common Stock, warrants, and the shares of Common Stock issuable upon exercise of the warrants have not been registered under the Securities Act, or the securities laws of any state, and were offered and issued in reliance on the exemption from registration under the Securities Act, afforded by Section 4(a)(2) and/or pursuant to Rule 903 of Regulation S promulgated under the Securities Act.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On December 21, 2017, the Company filed with the Secretary of State of the State of Nevada an amendment to its Certificate of Designation of Rights, Powers, Preferences, Privileges and Restrictions of 0% Series B Convertible Preferred Stock (the "Amendment") in order to remove the voting rights of the Series B Preferred Stock.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Form of Amendment, a copy of which is filed as Exhibit 3.1 to this Report and which is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.1
Amendment to Certificate of Designation of Rights, Powers, Preferences, Privileges and Restrictions of 0% Series B Convertible Preferred Stock as filed with the Secretary of State of the State of Nevada

10.1	Form of Unit RRA Amendment
10.2	Form of Note RRA Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

Dated: December 21, 2017	By:	/s/ Jeffrey G. McGonegal
Name: Jeffrey G. McGonegal
Title: Chief Financial Officer